Exhibit 10.14

WAIVER AND THIRD AMENDMENT

THIS WAIVER AND THIRD AMENDMENT (this “Amendment”) dated as of April 14, 2016 to the Credit Agreement referenced below is by and among COMSCORE, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H
WHEREAS, a revolving credit facility has been extended to the Borrower pursuant to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of September 26, 2013 among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent;

WHEREAS, the Borrower has failed to comply with Sections 7.01(a), 7.02(a), 7.02(b) and 7.02(d) of the Credit Agreement with respect to the fiscal year ending December 31, 2015 by failing to deliver the financial statements required by Section 7.01(a) of the Credit Agreement and the related certificates required by Sections 7.02(a), (b) and (d) of the Credit Agreement, within 15 days after the date such financial statements were required to be filed with the SEC (together with any other breaches of representations, warranties or covenants caused exclusively as a result of the Borrower not timely filing financial reporting documents with respect to the fiscal year ending December 31, 2015, the “Existing Events of Default”), which failures constitute Events of Default under Section 9.01(b)(i) of the Credit
Agreement;

WHEREAS, the Borrower has requested that the Required Lenders (a) waive the Existing Events of Default and (b) agree to certain modifications to the Credit Agreement; and

WHEREAS, the Administrative Agent and the Required Lenders are willing to waive the Existing Events of Default and make such amendments upon the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Waiver. The Required Lenders hereby waive the Existing Events of Default. The foregoing waiver is a one-time waiver and applies only to the Existing Events of Default and shall not relieve the Borrower of its obligation to deliver the financial statements required by Section 7.01(a) of the Credit Agreement or the certificates required under Section 7.02(a), (b) or (d) of the Credit Agreement, in accordance with the Credit Agreement as amended hereby.

3. Amendments. The Credit Agreement is amended as follows:
3.1 The following definitions are hereby added to Section 1.01 in the appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
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“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Deposit Account Security Agreement” means the Security Agreement (Deposit Accounts - Specific) dated as of or prior to the Third Amendment Effective Date between the Borrower and the Administrative Agent. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA
Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Third Amendment Effective Date” means the effective date of the Waiver and Third Amendment dated as of April 12, 2016, among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

3.2 Clause (d) before the proviso of the definition of “Defaulting Lender” in Section 1.01 is hereby amended to read as follows:

(d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-in Action;

3.3 The last paragraph of the definition of “Eurocurrency Rate” in Section 1.01 is hereby amended to read as follows:

provided that (i) to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a

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manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied as otherwise reasonably determined by the Administrative Agent; and (ii) if the Eurocurrency Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

3.4 The last sentence in Section 2.15(b) is hereby amended to read as follows: Subject to Section 11.21, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

3.5 In Section 5.02 the following new subsection (e) is hereby added:

(e)     After giving effect to such proposed Credit Extension the cash collateral subject to the Deposit Account Security Agreement shall be greater than or equal to the Total Revolving Outstandings.

3.6 A new Section 6.22 is hereby added to read as follows:

6.22     No EEA Financial Institution.
No Loan Party is an EEA Financial Institution.

3.7 Section 7.01(a) is hereby amended to read:

(a)	as soon as available, but in any event, (i) within thirty (30) days after the

Third Amendment Effective Date, for the fiscal year ending December 31, 2015, (ii) within one hundred twenty days after the end of each fiscal year of the Borrower (or, if earlier, 15 days after the date required to be filed with the SEC (without giving effect to any extension permitted by the SEC)), commencing with the fiscal year ending December 31, 2016, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of Ernst & Young or another independent certified public accountant of nationally recognized standing reasonably acceptable to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit;

3.8 A new Section 11.21 is hereby added to read as follows:

11.21     Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

4. Conditions Precedent. This Amendment shall be effective as of the date hereof upon:

(a) receipt by the Administrative Agent of this Amendment executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent;

(b) receipt by the Administrative Agent of the Deposit Account Security Agreement executed by the Borrower and the Administrative Agent; and

(c) the Borrower shall have provided cash collateral that is subject to the Deposit Account Security Agreement in an amount greater than or equal to the Total Revolving Outstandings as of the date hereof.

5. Release. In consideration of the Lenders’ willingness to enter into this Amendment, each of the Loan Parties hereby releases and forever discharges the Administrative Agent, each Lender and each of their respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever arising out of or in relation to the Loans or the Credit Agreement prior to the date hereof, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which each of the Loan Parties may have or claim to have against any of the Lender Group.

6. Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

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7. Reaffirmation of Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment (a) the representations and warranties of each Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document, are true and correct in all material respects (or, if such representation or warranty is qualified by materiality, it shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (or, if such representation or warranty is qualified by materiality, it shall be true and correct in all respects), and (b) no Default exists.

8. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

9. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

10. FATCA. For purposes of determining withholding Taxes imposed under the FATCA, from and after the effective date of this Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Obligations as not qualifying as a "grandfathered obligation" within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

11. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

12. Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

13. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first above written.

BORROWER:	COMSCORE, INC,
a Delaware corporation

By: /s/ Melvin Wesley, III
Name: Melvin Wesley, III
Title: Chief Financial Officer & Treasurer

GUARANTORS:	CSWS, INC., a Virginia corporation

By: /s/ Melvin Wesley, III
Name: Melvin Wesley, III
Title: Treasurer

COMSCORE BRAND AWARENESS, L.L.C.,

a Delaware limited liability company

By:     COMSCORE, INC., a Delaware corporation,
as sole member

By: /s/ Melvin Wesley, III
Name: Melvin Wesley, III
Title: Treasurer

CS WORLDNET US HOLDCO LLC,
a Delaware limited liability company

By:     CS WORLDNET HOLDING B.V.,
a Netherlands limited company, as managing member

By: /s/ Melvin Wesley, III
Name: Melvin Wesley, III
Title: Director

CREATIVE KNOWLEDGE, INC., a Delaware corporation

By: /s/ Melvin Wesley, III
Name: Melvin Wesley, III
Title: Treasurer

MARKETSCORE, INC., a Delaware corporation

By: /s/ Melvin Wesley, III
Name: Melvin Wesley, III
Title: Treasurer

[Signature Pages Continue]

COMSCORE EUROPE, LLC, a Delaware limited liability company

By:     COMSCORE, INC., a Delaware corporation, as manager

By: /s/ Melvin Wesley, III
Name: Melvin Wesley, III
Title: Treasurer

FULL CIRCLE STUDIES, INC., a Delaware corporation

By: /s/ Melvin Wesley, III
Name: Melvin Wesley, III
Title: Treasurer

CARMENERE HOLDING COMPANY, a Delaware corporation

By: /s/ Melvin Wesley, III
Name: Melvin Wesley, III
Title: Treasurer

VOICEFIVE, INC., a Delaware corporation

By: /s/ Melvin Wesley, III
Name: Melvin Wesley, III
Title: Treasurer

TMRG, INC., a Delaware corporation

By: /s/ Melvin Wesley, III
Name: Melvin Wesley, III
Title: Treasurer

COMSCORE INTERNATIONAL INC., a Delaware corporation

By: /s/ Melvin Wesley, III
Name: Melvin Wesley, III
Title: Treasurer

PROXIMIX, LLC, a Delaware limited liability company
By: /s/ Melvin Wesley, III
Name: Melvin Wesley, III
Title: Treasurer

[Signature Pages Continue]

ADMINISTRATIVE AGENT:            BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Angela Larkin
Name: Angela Larkin
Title: Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Michael D. Brannan
Name: Michael D. Brannan
Title: Sr. Vice President

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Bremmer Kneib
Name: Bremmer Kneib
Title: Vice President

SILICON VALLEY BANK

By:/s/ Will Deevy
Name: Will Deevy

Title: Vice President

SUNTRUST BANK

By: /s/ Shannon Offen
Name: Shannon Offen
Title: Director